Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                             The Montgomery Funds II

                      Supplement dated January 22, 2003 to
                       Prospectuses dated October 31, 2002

The Board of Trustees of The Montgomery Funds has appointed, effective as of January 20, 2003, Wells Capital Management Incorporated ("Wells Capital"), a wholly-owned subsidiary of Wells Fargo & Company ("Wells Fargo"), as the interim investment adviser to certain Montgomery U.S. Fixed Income, U.S. Equity, International Growth and Emerging Markets Funds, which are listed below. Wells Capital is an experienced mutual fund investment manager and currently manages approximately $106 billion in assets. For several of these Funds, the portfolio management teams have not changed, although the investment professionals have moved from Montgomery Asset Management, LLC ("MAM") to Wells Capital. For several other of these Funds, there have been some changes to the portfolio management personnel.

Funds advised by Wells Capital with no change in portfolio manager:
o     Montgomery Mid Cap Fund
o     Montgomery Small Cap Fund
o     Montgomery Government Money Market Fund
o     Montgomery Total Return Bond Fund
o     Montgomery Short Duration Government Bond Fund
o     Montgomery Emerging Markets Fund
o     Montgomery Emerging Markets Focus Fund
o     Montgomery Global Tech, Telecom and Media Fund
o     Montgomery Institutional Series: Emerging Markets Portfolio

Funds advised by Wells Capital with a new portfolio manager (see below for information on portfolio managers):
o     Montgomery Growth Fund
o     Montgomery International Growth Fund

The Board of Trustees of The Montgomery Funds also has appointed, effective as of January 20, 2003:

o Gartmore Global Asset Management Trust ("GGAMT") and Gartmore Mutual Fund Capital Trust ("GMFCT"), each a member of the Gartmore Group, the global asset management arm of Nationwide(R) Mutual Insurance Company, as the interim investment adviser to two Montgomery Global Equity Funds and an Alternative Investment Fund (the "Gartmore Montgomery Funds") listed below;
o Gartmore Global Partners ("GGP"), another member of the Gartmore Group (GGP, GGAMT, and GMFCT collectively referred to as "Gartmore"), as the interim subadviser to two of the Gartmore Montgomery Funds, as listed below; and

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


o SSI Investment Management, Inc. ("SSI"), as the interim subadviser to one of the Gartmore Montgomery Funds, as listed below.

Gartmore is an experienced investment adviser and, together with its affiliated advisers, collectively manages approximately $72 billion in institutional and mutual fund assets. SSI, an investment management firm not affiliated with the Gartmore Group, manages approximately $950 million in institutional and mutual fund assets.

Funds advised by Gartmore, all under new portfolio managers (see below for information on portfolio managers):
o     Montgomery Global Opportunities Fund
      (GGAMT will be the interim adviser; GGP will be the interim subadviser)
o     Montgomery Global Focus Fund
      (GGAMT will be the interim adviser; GGP will be the interim subadviser)
o     Montgomery Global Long-Short Fund
      (GMFCT will be the interim adviser; SSI will be the interim subadviser)

In the next few months, the shareholders of each affected Montgomery Fund will receive a proxy statement seeking shareholder approval of new investment advisory arrangements and the reorganization of the Montgomery Fund into either a corresponding Wells Fargo-managed fund or a corresponding Gartmore-managed fund, as appropriate. Wells Fargo and Gartmore are not affiliated with each other.

Please note that (a) the shareholder approval for each Wells Capital advisory agreement and each reorganization of a Montgomery Fund into a corresponding Wells Capital-managed fund and (b) the shareholder approval for each Gartmore advisory agreement and each reorganization of a Montgomery Fund into a corresponding Gartmore-managed fund will be solicited pursuant to separate proxy statements. In other words, some Montgomery Fund shareholders will receive two different proxy statements and be asked to vote each proxy card received.

Should these Montgomery Fund reorganizations be approved by shareholders, it is expected that investment advisory and fund administration responsibilities for the Montgomery Funds now advised by Wells Capital will be transferred to Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo, and that sub-advisers for these Funds, including Wells Capital, will be responsible for day-to-day portfolio management. Those shareholder servicing and fund administration responsibilities for the Montgomery Funds now advised by Gartmore will be transferred to affiliates of Gartmore. The transfers of these responsibilities are expected to occur by the end of the second quarter of 2003.

The Board of Trustees and MAM are working with Wells Fargo and Gartmore and their respective affiliates to ensure continuity of fund administration and shareholder servicing throughout this transition period.

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


Montgomery Global Long-Short Fund
On or about February 6, 2003, the Montgomery Global Long-Short Fund will undergo the following changes, all of which have been previously approved by shareholders:

o The Fund's investment universe will be narrowed from global and U.S. instruments to U.S. instruments only.
o     The Fund's new benchmark will be the S&P 500 Index.
o The Fund will implement a new investment process which combines positions in S&P 500 Index instruments, such as index swaps and futures, with a primarily market-neutral exposure in individual long and short positions in U.S. equity securities.
o The Fund will be sub-advised by SSI, an adviser specializing in managing long-short portfolios.
o Until the Gartmore reorganization of this Fund is completed, the Fund will use the name: "Montgomery Partners Long-Short Equity Plus Fund."

As a result of these changes, it is anticipated that the Fund's portfolio will be rebalanced during the next few weeks.

Montgomery Global Focus Fund
Effective January 22, 2003, the Class B and Class C shares of the Montgomery Global Focus Fund are closed to new investments.

New Portfolio Management Personnel
Effective January 20, 2003, the following personnel began managing the assets of certain Montgomery Funds. Their investment backgrounds are set forth below.

   Montgomery Growth Fund
   Deborah J. Meacock, CFA
   Ms. Meacock is the portfolio manager of the Montgomery Growth Fund. Since 2001, she has been the portfolio manager of the Wells Fargo Growth Fund. Ms. Meacock is the Managing Director of Wells Capital's large cap growth team. Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. Ms. Meacock earned her undergraduate degree in Education and French from Oxford University in England.

   Montgomery International Growth Fund
   Sabrina Yih, CFA
   Ms. Yih is the portfolio manager of the Montgomery International Growth Fund. Since 2001, Ms. Yih has served as the portfolio manager for the Wells Fargo Diversified Equity Fund, the Wells Fargo Growth Equity Fund, and the Wells Fargo International Equity Fund. From 1997 to 2001, Ms. Yih was a portfolio manager at the Columbia Management Company, the adviser to the Columbia International Fund. Ms. Yih's focus was on investing in Europe and Asia

                                                                     Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


   (excluding Japan). Ms.Yih received a B.A. degree in Economics from Mount Holyoke College, magna cum laude, and an M.B.A. degree from Northwestern University. She is a member of the Association of Investment Management and Research (AIMR).

   Montgomery Global Opportunities and Global Focus Funds
   Neil Rogan.
   Mr. Rogan is the portfolio manager of the Montgomery Global Opportunities and Global Focus Fund. Mr. Rogan leads Gartmore's Global Equities team. He is also the portfolio manager of the Gartmore Variable Insurance Trust ("GVIT") and Gartmore Mutual Funds ("GMF") Worldwide Leaders Funds. Mr. Rogan has been with Gartmore since 1997. Mr. Rogan has an undergraduate degree in Economics from Cambridge University in England.

   Montgomery Global Long-Short Fund
   Christopher Baggini, CFA Charterholder
   From January 20, 2003, until SSI begins managing the Fund's assets in early February, the Montgomery Global Long-Short Fund's portfolio manager will be Christopher Baggini. Mr. Baggini joined Gartmore in 2000 and manages the GMF and GVIT Growth Funds and the GMF and GVIT U.S. Growth Leaders Funds. Prior to joining Gartmore, Mr. Baggini worked at Allied Investment Advisors, where he managed the ARK Capital Growth Fund for five years. Mr. Baggini received a B.A. degree in Economics, cum laude, from Fairfield University, and an M.B.A. degree in Finance from New York University.

Additional Information

Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105.

GGAMT, GMFCT, and GGP are located at 1200 River Road, Conshohocken, PA 19428.

SSI is located at 357 North Canyon Drive, Beverly Hills, CA 90210.